As filed with the Securities and Exchange Commission on July 17, 2007

Securities Act File No. 333-138686

Investment Company Act File No. 811-21982

United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Securities Act of 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.
and/or
☒	Registration Statement under the Investment Company Act of 1940

☒ Amendment No. 3

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

(Exact Name of Registrant as Specified in Charter)

2455 Corporate West Drive
Lisle, Illinois 60532

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3700

Nicholas Dalmaso
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copies to:

Thomas A. Hale	Sarah E. Cogan
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP
333 W. Wacker Drive	425 Lexington Avenue
Chicago, Illinois 60606	New York, New York 10017

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.        ☐

It is proposed that this filing will become effective (check appropriate box):

☒           When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐                                    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐                                    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is              .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $.01 par value	$50,000 Shares	$20.00	$1,000,000	$107.70

(1)   Estimated solely for the purpose of calculating the registration fee.

(2)   Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

PART A — PROSPECTUS

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on June 26, 2007 (File Nos. 333-138686 and 811-21982).

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 17, 2007

Claymore/Guggenheim Strategic Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to maximize total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior equity securities selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. There can be no assurance that the Fund's investment objective will be achieved.

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2007. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated , 2007.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.01 (the "Common Shares"), have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, under the symbol "GOF."

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission. As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

Mezzanine Investments. The Fund may invest in certain lower grade securities known as "Mezzanine Investments," which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

Restricted and Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivative Instruments

Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Investment Adviser requires counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

•  Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•  Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•  Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•  Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be "cash settled," meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund's use of options will be successful.

Options. The Fund may purchase or sell, i.e., write, options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments. Neither the Investment Adviser nor the Sub-Adviser is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the

Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.  Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.  Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.  Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

4.  Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser.

The Trustees are divided into two classes. Trustees serve until their successors have been duly elected. The Trustees' occupations during the past five years and other directorships held by the Trustee are listed below.

INDEPENDENT TRUSTEES:

Name (and Age) and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall C. Barnes 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1951	Trustee	Trustee since 2006	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	35	None

Ronald A. Nyberg 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1953	Trustee	Trustee since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	38	None

Ronald E. Toupin Jr. 2455 Corporate West Drive Lisle, IL 60532 Year of birth: 1958	Trustee	Trustee since 2006	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	35	None

INTERESTED TRUSTEE:

Name (and Age) and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas Dalmaso(2) 2455 Corporate West Drive Lisle, Illinois 60532 Year of Birth: 1965	Trustee; Chief Legal and Executive Officer	Trustee since 2006	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Officer of certain funds in the Fund Complex. Formerly, Assistant General Counsel of John Nuveen and Company Inc. (1999-2000); Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	38	None

(1)  After a Trustee's initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.

  —Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

  —Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

(2)  Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

The officers of the Fund were appointed by the Board of Trustees on December 15, 2006 and will serve until their respective successors are chosen and qualified.

OFFICERS:

Name and Age	Position	Principal Occupation During the Past Five Years
Steven M. Hill 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1964	Chief Financial Officer , Chief Accounting Officer and Treasurer	Senior Managing Director (2005-present) and Managing Director (2003-2005) of Claymore Advisors, LLC and Claymore Securities Inc. Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director of FrontPoint Partners LLC (2001-2002); Vice President of Nuveen Investments (1999-2001); Chief Financial Officer of Skyline Asset Management LP (1999); Vice President of Van Kampen Investments and Assistant Treasurer of Van Kampen mutual funds (1989-1999).

Matthew J. Patterson 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1971	Secretary	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2006- present). Secretary of certain funds in the Fund Complex. Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005- 2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Bruce Saxon 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1957	Chief Compliance Officer	Vice President-Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Name and Age	Position	Principal Occupation During the Past Five Years
Jim Howley 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1972	Assistant Treasurer	Vice President, Fund Administration, of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager, Mutual Fund Administration, of Van Kampen Investments, Inc. (1996-2004).

Melissa J. Nguyen 2455 Corporate West Drive Lisle, IL 60532 Year of Birth: 1978	Assistant Secretary	Vice President of Claymore Securities, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

Remuneration of Trustees and Officers

The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $15,000 per year plus $1,000 per Board meeting participated in and $500 per committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Fund pays an additional $2,000 per year to the chairperson of the Board of Trustees, if any, and $1,500 to each Trustee serving as chairperson of any committee of the Board of Trustees.

Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended May 31, 2007. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended May 31, 2008, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex (38 funds) Paid to Trustee
Randall C. Barnes	$21,000	None	None	$335,500
Ronald A. Nyberg	$22,500	None	None	$429,000
Ronald E. Toupin, Jr.	$22,500	None	None	$366,000

(1)  Trustees not entitled to compensation are not included in the table.

(2)  The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Share Ownership

As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Randall C. Barnes	None	over $100,000
Ronald A. Nyberg	None	over $100,000
Ronald E. Toupin, Jr.	None	None
Interested Trustee:
Nicholas Dalmaso	None	None

*  The Trustees could not own shares in the Fund as of December 31, 2006 because the Fund had not yet begun investment operations as of that date.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

The Sub-Adviser's personnel with the most significant responsibility for the day-to-day management of the Fund's portfolio are B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, Managing Director; Shahab Sajadian, Director of Risk Management; and Eric Silvergold, Managing Director.

Other Accounts Managed by the Portfolio Managers. As of March 31, 2007, Mr. Minerd managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$58,591,604	0	$0
Other Accounts	5	$18,092,000,000	0	$0

As of March 31, 2007, Ms. Walsh managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of March 31, 2007, Mr. Curcio managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	2	$5,517,000,000	0	$0

As of March 31, 2007, Mr. Daviduk managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	1	$100,000,000	1	$100,000,000

As of March 31, 2007, Mr. Sajadian managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of March 31, 2007, Mr. Silvergold managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	2	$250,000,000	0	$0

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

Base Salary: The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Sub-Adviser, which is based on the overall performance and profitability of the Sub-Adviser and not on performance of the Funds or accounts managed by the portfolio managers. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

Securities Ownership of the Portfolio Manager. Because the Fund is newly organized, the portfolio manager does not own shares of the Fund.

Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

Under the terms of the Advisory Agreement, the Investment Adviser Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund's Sub-Adviser; provides personnel, including certain officers required for the Fund's administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily Managed Assets.

Pursuant to its terms, the Advisory Agreement will remain in effect until        , 2009, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

Sub-Advisory Agreement

Guggenheim Partners Asset Management, Inc., an affiliate of Guggenheim Partners, LLC, acts as the Fund's investment sub-adviser (the "Sub-Adviser") pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") with the Fund and the Investment Adviser. The Sub-Adviser is a Delaware corporation with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401. The Sub-Adviser is a registered investment adviser.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to .50% of the Fund's average daily Managed Assets, less .50% of the Fund's average daily assets attributable to any investments by the Fund in Affiliated Investment Funds.

The Sub-Advisory Agreement continues until        , 2009 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Guggenheim" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as an investment sub-adviser to the Fund, the Fund will change its name to one not including "Guggenheim."

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) interests in "qualified publicly traded partnerships" (as defined in the Code) (the "Gross Income Test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership (as defined in Section 851(h) of the Code) includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Furthermore, such distributions will not be deductible by the Fund in computing its taxable income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund's Investments

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or "qualified dividend income" into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be "qualified" income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company. Additionally, the Fund may be required to limit its activities in options, futures contracts and other derivative instruments in order to enable it to maintain its regulated investment company status.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund Common Shareholders such excess inclusion income will (i) constitute "unrelated business taxable income" ("UBTI") for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (which includes, but is not limited to, charitable remainder trusts), are Fund Common Shareholders.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to "pass-through" to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Private Investment Funds Taxed as Partnerships. Certain of the Private Investment Funds in which the Fund may invest will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Private Investment Funds. In addition, the Fund's proportionate share of the assets of each such Private Investment Fund will be treated as if held directly by the Fund. In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Private Investment Funds. The Fund generally will not invest in Private Investment Funds that are treated as partnerships for U.S. federal income tax purposes unless the terms of such investment provide, or the managers of such Private Investment Funds agree to provide, the Fund with information on a regular basis as reasonably necessary to monitor the Fund's qualification as a regulated investment company for U.S. federal income tax purposes.

Private Investment Funds Taxed as PFICs. The Fund anticipates that certain of the Private Investment Funds in which it invests will be treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a "qualified electing fund" (a "QEF Election"), the Fund would be taxed currently on the PFIC's income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a Private Investment Fund and the Private Investment Fund complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the Private Investment Fund's ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the Private Investment Fund is a PFIC, regardless of whether the Fund receives distributions from the Private Investment Fund. The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund's basis in the shares it owns in the Private Investment Fund will be increased to reflect any such deemed distributed income. Because some of the Private Investment Funds in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund's pro rata share of the Private Investment Fund's ordinary income will be higher than it would be if the Private Investment Fund had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the Private Investment Funds in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election"). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund's taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund's basis in the shares it owns in the Private Investment Fund will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the Private Investment Fund as of the end of the Fund's taxable year, but only to the extent of any net mark-to-market gains included in the Fund's income for prior taxable years.

The Fund intends to borrow funds or to redeem a sufficient amount of its investments in Private Investment Funds that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an "excess distribution" (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund's holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this "excess distribution" regime.

Risk-Linked Securities. The treatment of risk-linked securities for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such securities. The Fund expects that it will generally treat the risk-linked securities in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the risk-linked securities or challenge the treatment adopted by the Fund for one or more of its risk-linked securities investments. A change in the treatment of the Fund's risk-linked securities investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund's income from the risk-linked securities. This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.

Risk-linked securities that are treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a PFIC, and will generally be subject to the PFIC rules described above under the caption "Private Investment Funds Taxed as PFICs." In cases in which the Fund treats such risk-linked securities as an equity interest in a PFIC, the Fund generally expects to make a Mark-to-Market Election, which would require the Fund to recognized income or (subject to certain limitations) loss annually based on the difference between the fair market value of the risk-linked securities at the end of the year and the Fund's adjusted basis in the risk-linked securities. Because the Mark-to-Market Election can result in recognition of income without the concurrent receipt of cash, the Fund may have to borrow funds or sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax. If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.

Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

Ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund's income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for "qualified dividend income" are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Qualified dividend income eligible for these special rules is not actually treated as capital gain, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if

(1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Any distributions you receive that are in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's Common Shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Investment Adviser will engage an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser will periodically review the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Investment Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The code of ethics of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Appendix A

RATINGS OF INVESTMENTS

Standard & Poor's

A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

  •  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •  Nature of and provisions of the obligation;

  •  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1  A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B-1  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-2  A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

  B-3  A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i  This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

l  Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi  Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr  The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary" ratings are assigned to issues, including financial programs, in the following circumstances.

  •  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

  •  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investors Service Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions

AAA  Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

AA  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

CAA  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium Term Note Ratings

Moody's assigns long-term ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  •  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •  Notes allowing for negative coupons, or negative principal;

  •  Notes containing any provision that could obligate the investor to make any additional payments;

  •  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Claymore/Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of net assets of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") as of July 9, 2007. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Claymore/Guggenheim Strategic Opportunities Fund at July 9, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

July 12, 2007

FINANCIAL STATEMENT FOR FUND

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
JULY 9, 2007

ASSETS:
Cash	$100,084
Total Assets	100,084
NET ASSETS	$100,084
COMPOSITION OF NET ASSETS:
Common Stock, at par value of $0.01 per share	$52
Additional Paid in Capital	100,032
NET ASSETS	$100,084
COMMON SHARES:
Net asset value per share ($100,084 / 5,240 shares of beneficial interest issued and outstanding)	$19.10
Public offering price per share	$20.00

SEE NOTES TO FINANCIAL STATEMENT

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENT
JULY 9, 2007

NOTE 1—ORGANIZATION:

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") was organized as a statutory trust under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,084.

Offering expenses are estimated to be $1,000,000, assuming 25,000,000 shares of beneficial interest are sold, which will be borne by the Fund. Claymore Advisors, LLC (an affiliate of Claymore Securities, Inc.), the Fund's investment adviser, has agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. Claymore Advisors, LLC has also agreed to pay the Fund's organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2—ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates.

NOTE 3—INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Guggenheim Partners Asset Management, Inc. (an affiliate of Guggenheim Partners, LLC) (the "Sub-Adviser" or "Guggenheim") with respect to the Fund, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 1.00% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any, but excluding assets attributable to any investments in Affiliated Investment Funds) less the sum of accrued liabilities. Affiliates of the Sub-Adviser and of Guggenheim may act as investment adviser or manager of Private Investment Funds and other pooled or structured vehicles, including Investment Funds utilized in connection with structured finance investments (collectively, "Affiliated Investment Funds").

Pursuant to a Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay the Sub-Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.50% of the average Managed Assets during such month, less 0.50% of the Fund's average daily assets attributable to any investments by the Fund in Affiliated Investment Funds, for the services and facilities provided by the Sub-Adviser to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Sub-Adviser also provides personnel to the Fund.

The Bank of New York ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Administration Agreement between the Adviser and the Fund, the Adviser provides administration services to the Fund. As compensation for these services, the Adviser receives from the Fund an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

NOTE 4—FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

NOTE 5—INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

PART C

OTHER INFORMATION

Item 25.                  Financial Statements And Exhibits

(1)	Financial Statements

Part A - Report of Independent Registered Public Accounting Firm(++)

Part B - Statement of Net Assets(++)

(2)	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust of Registrant(+)
(b)	Amended and Restated By-Laws of Registrant(+)

(c)	Not applicable

(d)	Form of Specimen Share Certificate(+)
(e)	Dividend Reinvestment Plan of Registrant(+)

(f)	Not applicable

(g)	(i)	Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (the “Investment Adviser”)(+)
	(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Investment Adviser and Guggenheim Partners Asset Management, Inc. (the “Sub-Adviser”) (+)

(h)	Form of Underwriting Agreement(+++)

(i)	Not applicable

(j)	(i)	Form of Custody Agreement(+)
	(ii)	Form of Foreign Custody Manager Agreement(+)
(k)	(i)	Form of Stock Transfer Agency Agreement(+)
	(ii)	Form of Fund Accounting Agreement(+)
	(iii)	Form of Administration Agreement (+)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(++)
(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(++)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement(+)

(q)	Not applicable

(r)	(i)	Code of Ethics of the Registrant, the Investment Adviser and Claymore Securities, Inc.(+)
	(ii)	Code of Ethics of the Sub-Adviser(+)

(s)	Power of Attorney (+)

(+)                               Previously filed.

(++)                        Filed herewith.

(+++)                   To be filed by further amendment.

Item 26.                                                       Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27.                                                       Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	[ ]
Issuer Counsel	[ ]
NYSE Fee	[ ]
Marketing Design	[ ]
Stock Certificates	[ ]
SEC Fees	[ ]
NASD Fees	[ ]
Auditor	[ ]
Counsel for Independent Board of Directors	[ ]
Underwriter Counsel	[ ]
Miscellaneous	[ ]
Total	[ ]

Item 28.                                                       Persons Controlled by or Under Common Control with Registrant

None

Item 29.                                                       Number of Holders of Securities

TITLE OF CLASS	NUMBER OF RECORD SHAREHOLDERS AS OF JULY 17, 2007

Common shares of beneficial interest, par value $.01 per share	1

Item 30.                                                       Indemnification

[To come by further amendment]

Item 31.                                                       Business and Other Connections of the Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

Item 32.                                                       Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33.                                                       Management Services

Not applicable.

Item 34.                                                       Undertakings

1.                                                               Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                                               Not applicable.

3.                                                               Not applicable.

4.                                                               Not applicable.

5.                                                               Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.                                                               Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Pre-Effective Amendment to its Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 17th day of July, 2007.

By:	/s/ Matthew J. Patterson
Matthew J. Patterson
Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 17th day of July, 2007.

Principal Executive Officer:

*	Trustee, President and
Nicholas Dalmaso	Chief Legal and Executive Officer

Principal Financial Officer:

*	Chief Financial Officer, Chief Accounting Officer and
Steven M. Hill	Treasurer

Trustees:

*	Trustee
Randall C. Barnes

*	Trustee
Ronald A. Nyberg

*	Trustee
Ronald E. Toupin, Jr.

* Signed by Matthew J. Patterson pursuant to a power of attorney previously filed.

/s/ Matthew J. Patterson
Matthew J. Patterson

Exhibit Index

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(n)	Consent of Independent Registered Public Accounting Firm